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                                                                   EXHIBIT 10.47

                     WARRANT PURCHASE AND EXERCISE AGREEMENT

        This Warrant Purchase And Exercise Agreement dated October 23, 2000 (the "Agreement") is made by and between Corey M. Patick ("Patick") and Robert H. Bretz including his designee ("Purchaser") in respect of that certain warrant agreement dated May 15, 1999, by and between Patick and Auto-Graphics, Inc., a California corporation (the "Company"), pursuant to which Patick including his transferee (herein collectively "Patick") has the right to purchase and acquire up to two hundred forty thousand (240,000) shares of the Company's Common Stock at an exercise price of $.03 per share as adjusted for a three-for-one (3:1) stock split declared by the Company effective on or about February 25, 2000 (the "Warrant").

                                 R E C I T A L S

        WHEREAS, Patick desires to sell and transfer to the Purchaser and the Purchaser desires to purchase from Patick and acquire all of Patick's right, title and interest in and to the Warrant, including without limitation as provided for in paragraph 4.B. of that certain Selling Agreement dated May 15, 1999, by and between Patick and Auto-Graphics, Inc. and as amended on (herein collectively the "Warrant"), and to simultaneously exercise the Warrant to purchase and acquire from the Company 240,000 shares of the Company's authorized but unissued shares of Common Stock (the "Warrant Stock"), for a purchase price of $.033 per share or an aggregate purchase price of $8,000) and to thereby receive from the Company such Warrant Shares free and clear of all liens, claims, restrictions and/or encumbrances of whatsoever nature or kind (except for the `33 Act Legend referenced in paragraph 2 of this Agreement) including a certificate for such Warrant Stock issued by the Company's stock transfer agent in the name of the Purchaser, pursuant to and in accordance with the Warrant and agreement of the Company in respect thereof as indicated herein;

        WHEREAS, the foregoing purchase and exercise transaction which is the subject of this Agreement is, pursuant to this Agreement by the Purchaser and Patick and not otherwise, made subject to and conditioned upon the acknowledgment, approval and agreement of the Company as to the subject matter of this Agreement.

                                A G R E E M E N T

        NOW, THEREFORE, in consideration of the premises and the within covenants, and subject to the conditions provided for herein, the parties



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intending to be legally bound and obligated thereby do hereby agree, as follows:

        1. Sale and Purchase of the Warrant and Warrant Stock. At the Closing, as provided for herein in paragraph 2 (the "Closing") and subject to the satisfaction of the condition provided for herein in paragraph 3 (the "Condition"), Patick hereby agrees to sell, transfer and assign to the Purchaser, and the Purchaser agrees to purchase and obtain from Patick, the Warrant (including all right, title and interest in and to the Warrant Stock provided for in the Warrant) for the consideration provided for in paragraph 4 of this Agreement including Exhibit A hereto (the "Consideration").

        2. The Closing. The Closing shall take place within fifteen (15) days following the satisfaction of the Condition (approval and agreement by the Company). Subject to the satisfaction of the Condition, at the Closing the Purchaser shall (i) pay to Patick the Consideration and (ii) deliver to the Company the purchase price for the Warrant Shares as provided for in the Warrant and Patick shall deliver or cause to be delivered to the Purchaser (1) the Warrant properly endorsed for transfer to the Purchaser in the form reasonable required by the Purchaser and (2) the Certificate in the name of the Purchaser for the Warrant Shares issued by the Company's transfer agent for such purpose.

        The Purchaser hereby acknowledges for the benefit of Patick and the Company that the Warrant Stock to be issued by the Company and delivered by Patick to the Purchaser at the Closing has not been registered and/or qualified under any state or Federal securities laws, rules and regulations and is/are, therefore, deemed to be "restricted securities" under the Securities Exchange Act of 1934, as amended, and that the certificates representing such Warrant Stock issued by the Company to the Purchaser at the Closing will be subject to "stop transfer" instructions given to the Company's stock transfer agent and that such certificate for the Warrant Stock will contain the following or a substantially similar legend:

        "The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act") or any state securities law. These shares have been acquired for investment and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such shares, in the absence of (i) an effective registration statement with respect to the shares under the Act, and any other applicable state law, or (ii) an opinion of counsel satisfactory to the Company that such shares will be offered for sale, hypothecated, sold or transferred only in a transaction which is exempt under or is otherwise in compliance with the applicable securities laws."

        3. The Condition. The Purchaser and Patick's rights, duties and obligations as provided for in this Agreement are, by agreement of such parties and not otherwise, made subject to and conditioned upon receipt of the Company's unconditional approval, agreement and commitment in respect of



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the subject matter of this Agreement, including specifically the Company's agreement to cause its stock transfer agent (ChaseMellon Stock Transfer) to issue the Warrant Stock pursuant to and in accordance with the terms of the Warrant and this Agreement as indicated by the Company's below signature.

        4. The Consideration. The Consideration to be paid by the Purchaser to Patick at the Closing for the Warrant as provided for in this Agreement is set forth on the schedule attached hereto and incorporated herein as Exhibit A hereto (herein the "Consideration").

        5. Complete Agreement/Conflict Of Interest. This Agreement contains all of the parties' statements, representations, understandings, agreements, promises, covenants, assurances, warranties, guarantees and other matters regarding the subject matter of the Agreement. This Agreement may only be supplemented, modified, amended or otherwise changed by a further writing, referencing this paragraph, and signed by the party sought to be bound by any such supplement, modification, amendment. This Agreement has and shall be deemed for all purposes to have been drafted and otherwise prepared by both of the parties (and, to the extent applicable, by the Company) and, should any ambiguity subsequently be determined to exist in or in respect of this Agreement including the language used herein, then neither party (and/or the Company as the case may be) shall suffer and prejudice or disability as a result of any such ambiguity. Each of the parties acknowledges to the other that they have had the opportunity to have this Agreement and matters relating thereto reviewed by their own respective individual professional advisors including attorneys (and that Marsha M. Patick, as the consenting spouse of Corey M. Patick) has been advised and given the opportunity to consult with her own independent professional advisors including attorneys in respect of the matters which are the subject of this Agreement and her consent thereto). Patick (and, to the extent applicable, the Company) acknowledges his awareness that the Purchaser provides legal representation and services to the Company, and from time to time to Patick (and Marsha M. Patick), that such factor(s) should be taken into account by Patick (including Marsha M. Patick and, where applicable, the Company) including without limitation in discussions with independent legal counsel in determining to enter into and perform this Agreement and the matters provided for herein to the extent that there does and/or may exist any conflict of interest by, between and among the interests of the Purchaser and Patick (including Marsha M. Patick and, where applicable, the Company).

        6. Choice Of Law. This Agreement is made and shall be governed and interpreted for all purposes under the laws of the State of California (without regard to its conflict of law provisions).

        7. Time Is Of The Essence. For purpose of this Agreement, and the performance of the parties' responsibilities and obligations hereunder and/or the satisfaction of conditions as provided for herein, time shall be deemed to be of the essence.


        IN WITNESS WHEREOF, the parties thereunto duly authorized, and having consulted with independent legal counsel of their choice, have executed this Agreement in Pomona, California, effective as of the date first set forth above.

                                       ("Purchaser")



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                                       Robert H. Bretz

                                       ("Patick")



                                       Corey M. Patick


APPROVED AS TO FORM


Bill D. Ringer, Esq.
Attorney for Corey M. Patick


ACKNOWLEDGED AND AGREED


AUTO-GRAPHICS, INC.
 (the "Company")



By
   ---------------------------------


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   Robert S. Cope, Chairman
      of the Board

                                                                       EXHIBIT A

                                  CONSIDERATION

        The Consideration to be paid by the Purchaser to Patick at the Closing for the Warrant (including the Warrant Stock) as provided for in paragraph 4 of the Agreement shall be Sixty-Five Thousand Dollars ($65,000).



                                                  Initials:

                                                  _______ Patick

                                                  _______ Purchaser


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                                 SPOUSAL CONSENT
                               BY MARSHA M. PATICK

        The undersigned Marsha M. Patick, the spouse of Corey M. Patick, having been previously advised to consult separate and independent legal counsel in respect of such matters including this Consent (collectively the "Agreement"), acknowledges having read and understood the Agreement and the provisions thereof and, recognizing that such Agreement could affect her interests, rights and benefits including without limitation community property rights and interests in and to the Warrant and the Warrant Stock and the amount of Compensation being paid therefor as provided for in the Agreement, voluntarily and finally provides the within consent and approval to the Agreement and the subject matters thereof and thereby and hereby agrees and promises not to subsequently contest or make any claims including without limitation against the Purchaser (and/or the Company) in respect of the Agreement and/or the subject matter thereof.

        The undersigned acknowledges and agrees that this Consent is for the benefit of the Purchaser (and the Company) and that such Purchaser (and the Company) are entitled to and will rely upon the Consent in determining to enter into and performing this Agreement and the provisions thereof.

                                       Marsha M. Patick


October ___, 2000